EXHIBIT 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is executed effective the 26th day of March, 2008, by APOTHECARYRX, LLC, an Oklahoma limited liability company (the “Borrower”), in favor of NEWT’S DISCOUNT PHARMACY, INC., an Oklahoma corporation (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower is liable to the Lender under that certain Promissory Note of even date herewith in the original face amount of Four Hundred Thousand Dollars ($400,000) (the “Note”);

NOW, THEREFORE, for and in consideration of the premises and the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

1.             Security Interest.  As collateral security for the Secured Indebtedness (as hereafter defined), the Borrower hereby grants to the Lender a security interest in the following property used in connection with the Borrower’s retail pharmacy located at ~~1900 N. Classen Blvd., Oklahoma City, OK 73106~~ 102 West Noble, Guthrie, Ok 73044 (collectively, the “Property”):  (a) the furniture, fixtures, equipment, computer hardware and software and other articles of tangible personal property acquired by the Borrower under that certain Pharmacy Purchase Agreement dated March 24, 2008, among the Borrower, the Lender and affiliates of the Lender (the “Purchase Agreement”); (b) the intangible personal property acquired under the  Purchase Agreement, including, without limitation, names (including the name “Professional Discount Pharmacy” and “Pendergraft Drugs”), telephone numbers, pager numbers, cellular and digital phone numbers, internet web sites, electronic mail addresses, customer and prospective customer lists, books, records, files and computer software; (c) the Borrower’s interest under the lease agreements for the land and improvements where the pharmacy is located; and (d) customer files and customer records whether paper files, computer data or EMR.

2.             Secured Indebtedness.  The security interest granted hereby in the Property is given to secure the Borrower’s payment of (the “Secured Indebtedness”):  (a) the Note together with interest thereon; and (b) the obligations of the Borrower to the Lender under this Agreement.

3.             Borrower’s Representations and Covenants.  The Borrower hereby warrants, represents and agrees as follows:

3.1.	Location. The Borrower is a limited liability company duly formed and in good standing in the State of Oklahoma.

3.2.

Title. The Borrower has absolute title to the Property free and clear of all liens, encumbrances and security interests except for the security interest hereby granted to the Lender, and the Borrower warrants and will defend the same unto the Lender against the claims and demands of all persons and parties whomsoever.

3.3.

Lender Security Interest. This Agreement creates a valid and binding security interest in the Property securing the Secured Indebtedness. There are no consents required in connection with the grant by the Borrower of the security interests in the Property. The Borrower has good right and lawful authority to pledge the Property in the manner hereby done or contemplated. All filings and other actions necessary or appropriate to perfect or protect such security interest will be or have been duly taken.

3.4.	Inspection. The Lender may from time to time, upon request, inspect all of the Borrower’s records concerning any of the Property.

3.5.	Financing Statement. The Lender is authorized to file a financing statement covering the Property.

3.6.

Notifications. The Borrower will immediately notify the Lender of any change in the Borrower’s name or identity. In any notice furnished pursuant to this paragraph 3.6, the Borrower will expressly state that the notice is required by this Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of the Lender’ security interest in the Property.

4.             Lender Expenditures.  If the Borrower fails to make any expenditure or pay any sum necessary to discharge any lien, encumbrance, levy, security interest or other charge on the Property as required hereby, the Lender may, but will not be required to, make any expenditure for such purpose or purposes and all sums so expended shall be payable on demand, shall bear interest at the rate specified in the Note and all such sums and interest will additionally be secured hereby.  The Borrower will pay all costs of filing any financing, continuation or termination statements with respect to the security interest granted hereby in the Property.

5.             Subordination.  After the execution of this Agreement, the Borrower may execute one or more security agreements covering the Property in favor of the Borrower’s lender.  On the request of the Borrower from time to time, the Lender agrees to consent to the subordination of this Agreement and the liens created hereunder to the liens of any such security agreement and to execute any certificate or other instrument for such purpose that the holder of such liens might reasonably request.

6.             Default; Remedies.  If the Borrower fails to keep, observe, comply with and perform all of the obligations and undertakings under this Agreement or the Note or fails to pay any principal or interest on the Note when due, then, and in any such event, the Lender may, at its option, declare all or any portion of the Secured Indebtedness to be immediately due and payable and may proceed to enforce payment of the same, to exercise any or all rights and remedies provided herein, by the Oklahoma Uniform Commercial Code and otherwise available at law or in equity.  All remedies hereunder are cumulative, and any indulgence or waiver by the Lender shall not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time.

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7.             Lender Duties.  The powers conferred upon the Lender by this Agreement are solely to protect its interest in the Property and will not impose any duty upon the Lender to exercise any such powers.  The Lender shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any of the Property or the Secured Indebtedness, or to take any steps necessary to preserve any rights against prior parties.  The Lender shall not be liable for failure to collect or realize upon any or all of the Secured Indebtedness or Property, or for any delay in so doing, nor shall the Lender be under any duty to take any action whatsoever with regard thereto.

8.             Termination.  Upon payment in full of the Secured Indebtedness the Lender will, within three (3) business days after such payment, take all actions necessary to fully release and terminate all of the Lender’s interests in the Property including, without limitation, filing a written termination statement in the form prescribed under the UCC and reassigning to the Borrower, without recourse, the Property and all rights conveyed hereby.

9.             Successors and Assigns.  The covenants and agreements herein contained by or on behalf of the Borrower shall bind the Borrower, and the Borrower’s legal representatives, successors and assigns and shall inure to the benefit of the Lender and the Lender’ successors and assigns.

10.           Invalidity.  If any provision hereof shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof.

[Signature Pages to Follow]

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SIGNATURE PAGE TO SECURITY AGREEMENT

IN WITNESS WHEREOF, this Agreement has been executed by the parties effective the date first above written.

APOTHECARYRX, LLC,
an Oklahoma limited liability company

By	/S/LEWIS P. ZEIDNER
Lewis P. Zeidner, President

(the “Borrower”)

SIGNATURE PAGE TO SECURITY AGREEMENT

IN WITNESS WHEREOF, this Agreement has been executed by the parties effective the date first above written.

NEWT’S DISCOUNT PHARMACY, INC.,
an Oklahoma corporation

By	/S/JEREMY AVANCE
Jeremy Avance, President

(the “Lender”)